EX-99.B-77Q1

WADDELL & REED ADVISORS FUNDS, INC.

SUB-ITEM 77Q1(a)(1): Amendments to Registrant's Charter:

Articles Supplementary, dated August 13, 2008, to the Registrant's Articles of Incorporation was filed with the Securities and Exchange Commission by EDGAR on October 28, 2008 in Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A, and is incorporated by reference herein.